# LEADING THE WAY AS ALKALINE88™ EXPANDS NATIONALLY


8.8pH Alkaline88
ALKALINE WATER
8.8pH
ALKALINE WATER
Alkaline88
ALKALINE 88

THE ALKALINE WATER CO™

OTC: WTER

June 2014

THE ALKALINE WATER CO.™

OTC: WTER

## Notice Regarding Forward-Looking Statements

This presentation contains "forward-looking statements." Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, The Alkaline Water Company Inc.'s (the "Company") statements regarding the Company's intention to provide the highest quality alkaline drinking water to the largest consumer audience possible and the Company's intention to be on the shelves of the top 75 retailers; and the statement that the Company's extensive public relations program will initially focus in Southern California, and then roll out nation-wide into key markets as necessary. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with developing new products and operating as a development stage company, the Company's ability to raise the additional funding it will need to continue to pursue its business and product development plans, competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. You should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents we file with the SEC, available at www.sec.gov.

# Value Proposition

*"Alkaline88 intends to provide the highest quality alkaline drinking water to the largest consumer audience possible."*




8.8pH Alkaline
ALKALINE
WATER
Alkaline88

THE ALKALINE WATERCO™

OTC: WTER

*A new product category.*
*A new profit center*

## The Alkaline Water Company Inc. (OTC:WTER),

Are the developers of Alkaline88; a lifestyle product delivering a refreshing and economical way to achieve maximum hydration while maintaining and benefiting from balanced pH!


ALKALINE88
WATER
8.8pH Alkaline88
ALKALINE
WATER
8.8pH
ALKALINE
WATER
Alkaline88

500 ml | 700 ml | 1-Liter | 3-Liter | 1-Gallon

# In the Past 12 Months, Alkaline88 has Obtained National Distinction in Over 6,000 Stores in 49 States, Breaking All Records for a New Beverage Launch



Monthly Sales (Unaudited)
$250,000
$200,000
$150,000
$100,000
$50,000
$-
4/1/2013
5/1/2013
6/1/2013
7/1/2013
8/1/2013
9/1/2013
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014
5/1/2014

# The Success of Alkaline88

- The growing awareness of the benefits of alkaline water throughout the United States
- Identifying the need for alkaline water at grocery, mass retail, convenience and drug stores to satisfy growing demand
- Launching with a unique, consumer-value package that set Alkaline88 apart from all competitors
- Utilizing a national broker and distributor network that reaches all corners of the United States

# Penetrating the Southern California Market


8.8pH+ Alkaline88
PURIFIED WATER ENHANCED WITH HIMALAYAN
MINERALS & ELECTROLYTES
ALKALINE
WATER
super hydrating water

Alkaline88 initially launched its sales and marketing efforts in Southern California in 2013 where it has quickly become the largest selling bulk alkaline water and the 3rd largest alkaline water in the marketplace behind only Essentia and AquaHydrate, both of which have been in the market for over 10 years

# Some Current Retail Partners of Alkaline88

The Good Guys at Kalil Bottling Co.
Albertsons
Bristol Farms
Sprouts Farmers Market
Lowes foods
Tree of Life
Cosentino's Market Fine Foods
Bashas'
Northgate Market
Whole Foods Market
Smith's Food & Drug Stores
United Supermarkets
Associated Food Stores
Roundy's
Nature's Best – The Natural Products Distributor
Schnucks
unfi – Driven by Nature
Supervalu
Mother's Market & Kitchen California
7 Eleven
Jimbo's ...Naturally!
Numero Uno Market
Associated Wholesale Grocers
ingles
Vallarta Supermarkets
Hy-Vee
Core-Mark
Superior Grocers
Jewel-Osco
Buy For Le$$
Smart & Final
Barons market
KeHE
Supermercado El Rancho
Brookshire's food & pharmacy
Fry's Food & Drug Stores
Alford Distributing


ALKALINE
WATER

# ALKALINE88

## *The Product*

A balanced life starts with balanced hydration.

Alkaline88 has no calories, added sugar, artificial coloring or preservatives.

Alkaline water is thought by many to fight a variety of diseases and boost immunity

It helps keep our cells hydrated to maintain optimum health & high energy levels

| Points of Differentiation | SmartWater | AquaHydrate | Real Water | Alkaline88 |
|---|---|---|---|---|
| 84 Trace Minerals | No | No | No | Yes |
| 3 Liter & 1 Gallon Products | No | No | No | Yes |
| Value Package | No | No | No | Yes |
| 8.8 pH Level or Higher | No | Yes | Yes | Yes |
| Nationwide Warehousing Locations | Yes | Yes | No | Yes |
| State of the Art Electrolytes Process | No | Yes | Yes | Yes |
| Lowest Every Day Pricing | No | No | No | Yes |

ALKALINE88

# A new product category. A new profit center.

## Retail Market Opportunity

- Virtually no competitive products sized larger than 1.5L in the market.
- Consumer acceptance for Alkaline water continuing to grow significantly.
- Bulk Alkaline water can be marketed at a consumer price point significantly less, per ounce, than existing brands.
- There is a high demand amongst retailers for bulk alkaline waters.
- New bulk size option well received by existing consumers of alkaline water.



# ALKALINE88™

## Sales & Marketing Progression

*Alkaline88 has developed a detailed, highly strategic marketing strategy to effectively promote, market and bring awareness to its products*



8.8pH
HIMALAYAN MINERALS
ALKALINE
WATER
Alkaline88

- Alkaline88 utilizes a broker, distributor, retail network in order to efficiently sell product nation-wide. As of January 2014, Alkaline88 has secured representation through the Beacon United Group of brokers, which extend throughout the United States (see next slide).
- Across the country and in all categories of retail trade, Alkaline88 is aggressively utilizing both DSD (direct to store deliveries) and warehouse opportunities in the distribution of its products throughout the country
- Alkaline88 has been successful in reaching 21 of the top 75 retail grocery stores which have been announced through our press releases ongoing meetings with all categories of retail grocery stores which have been announced through press releases on our corporate website: www.thealkalinewaterco.com
- Brande Roderick, advisory board member & celebrity public relations representative is now working with one of the nation's largest Public Relations & Advertising Firms, Rogers & Cowen, to promote the Alkaline88 name and establish additional retail & distribution networks throughout the country.
- Alkaline88 currently has national distribution through the following distributors: KeHE, Tree of Life, UNFI and Nature's Best with a combined account total of over 100,000.
- Alkaline88's bulk size product is currently available in over 6,000 retail locations in 49 states and the Company intends to be on the shelves of the top 75 retailers in the US.

# Alkaline88 Broker Coverage of the United States


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
MN
WI
NE
IA
IL
KS
MO
OK
AR
TX
LA
MS
AL
TN
GA
FL
SC
NC
KY
VA
WV
OH
IN
MI
PA
NY
MD
DE
NJ
CT
RI
MA
NH
VT
ME
N

- Co-Sales
- Carlin O'Brien
- Blackford Beverage
- Brennan & Nagel
- ArchPoint Sales
- ESM
- Riteway
- CA Fortune Natural & Specialty Foods

# ALKALINE88™

## All great companies begin with great leaders.



Steven P. Nickolas
*President & CEO*

Mr. Nickolas has over 37 years of international and domestic management experience in the beverage and food science industries. He started his career with Anheuser Busch in Southern California in 1973, later opening in 1980, the first bottled water company in the state of Hawaii.

Between 1981 and 1990, developed bottled water companies globally including Hawaii, Micronesia, Indonesia, Philippines, Israel, Egypt and Germany as well as several companies in North America. He founded Apani Bottled Water in Phoenix, Arizona in 1990, becoming the first bottled water company licensed by the NFL, NBA, NHL and MLB. In 1998 he founded Bottled Water Images, Inc., becoming the first bottled water company licensed by all major Hollywood studios, including Sony, Universal, Disney, DreamWorks, Warner Brothers and Marvel Comics.

Mr. Nickolas has provided consulting services and has served in a variety of management positions for a number of major beverage companies including Nestles, Whitlock Packaging, P&G and Suntory. Mr. Nickolas has degrees in Economics and Government from The Claremont Colleges and post-graduate studies at Cal-Poly Pomona.

# ALKALINE88

## Public Relations

*Alkaline88 has recently engaged Rogers & Cowan, a public relations firm, to design and execu an extensive public relations program that will initially focus in Southern California, and then roll out nation-wide into key markets as necessary.*

## Rogers & Cowan

Rogers & Cowan is an award winning PR agency that is located in Southern California. Rogers & Cowan was the first PR agency to provide clients with the ability to place their branded products inside the powerful stories on the small and large screens and in the hands of celebrities. They were also the first to provide iconic technology brands a strategic communication platform as their product and services were converging at the intersection of entertainment, technology and consumer marketing.

As stated on their website, "We bring this same level of innovation and passion to meet our client's campaign objectives, as evidenced by the many awards we have received from the leading advertising and PR industry"

ROGERS & COWAN

## Brande Roderick



Brande Roderick is a model and actress who is known for her starring role on the hit television series, *Baywatch Hawaii.* Roderick was also a final contestant on another hit television show, *Celebrity Apprentice*. Roderick has appeared in various movies and has also modeled extensively. Currently Brande is married to NFL star, Glenn Cadrez, and a loving mother of two children.

## Keeping Up with Brande Roderick:

Our Advisory Board Member and Media spokesperson, Brande Roderick has been extremely busy promoting Alkaline88, extending her acting career and caring for her family. Below are two recent magazine publications, which featured Brande on the cover and extensive mention of Alkaline88 in the accompanying stories.



online
with Brande Roderick
PLUS:
The Makings of a Modern Classic | MORADA
THE GUEST LIST:
LUX ART



Brande Roderick



ALKALINE WATER
ALKALINE WATER



Celeb Mommery
ON THE AGENDA



RANCH&COAST
New Year, Best You
Heart Health
Supercharge with Superfoods

# Secures Display Space in Major Retail

ALKALINE88

the new leader in the breakthrough profit making category, alkaline water


WATER


WATER


WATER
SPECIAL
99¢
$3.99


ALKALINE
Water
$3.99
ALKALINE
WATER


8.8pH+ Alkaline88
PURIFIED WATER ENHANCED WITH HIMALAYAN
MINERALS & ELECTROLYTES
ALKALINE
WATER


balanced
hydration
ALKALINE88
1 29


WATER
FIJI

the
new leader
in customer demanded
balanced hydration
# ALKALINE88™

Be the first to raise profits through meeting demand for the new category leader, alkaline water!


ALKALINE WATER
3.89
ALKALINE WATER

# In The News

"The Alkaline Water Co. Products Now Available at Fry's Food Stores (a division of Kroger Co.)"

"The Alkaline Water Co Announces Brande Roderick to Join Advisory Board & Spearhead Public Relations Efforts"

"Alkaline Water co. and Roundy's Supermarkets Continue Alkaline88 Midwestern Market Penetration"

"Alkaline Water Co. Grows With Winn-Dixie and BI-LO Grocery Stores as Momentum Builds Across Southeastern USA"

"Alkaline Water Co. Increases National Distribution Footprint Through KeHE Distributors'

"The Alkaline Water Co. and Jewel-Osco Stores Deliver Alakline88 to Thristy Chicagoland"

"Alkaline Water Co. Crosses the Border to Test Retail Sales at 7-Eleven Mexico"

"Alkaline Water Co. Joins with Hy-Vee Stores to Increase Midwestern Product Placement"

"Alkaline Water Co. Now Available at Ingles Markets as Southeastern US Market Penetration Meets National Expansion Goals"

"Alkaline Water Co. Introduces Alkaline84 at Three Top Southern California Retail Chains"

"Alkaline Water Co. Enjoys Valued Participation at National Retail Marketing Trade Show"

"Alkaline Water Co. Ships to Schnucks Markets as Part of Midwest Expansion."

"Alkaline Water Co. Announces Debut of Alkaline88 at Albertsons Supermarkets"

"Alkaline Water Co. Achieves National Distribution Availability With UNFI Network"

# ALKALINE88™



Alkaline88

7730 E. Greenway Rd.
Suite 203
Scottsdale, AZ 85260

(866) 242-0240
(480) 656-2423 Phone
(480) 998-6901 Fax

Info@alkaline88.com

alkaline88.com